                                                                    Exhibit 99.2
                                                                    ------------








                          Supply and Purchase Agreement


                                     between


                        HELSINN BIREX PHARMACEUTICALS LTD


                                       and


                                MGI Pharma, INC.

TABLE OF CONTENTS


RECITALS                                                               Page 3
ARTICLE 1           DEFINITIONS                                        Page 4
ARTICLE 2           PURCHASE OF PRODUCTS                               Page 6
ARTICLE 3           PRICE AND TERMS OF PAYMENT                         Page 7
ARTICLE 4           FORECASTS, ORDERS AND TERMS OF DELIVERY            Page 7

ARTICLE 5           QUALITY                                            Page 9
ARTICLE 6           RECORDS AND REPORTS                               Page 11
ARTICLE 7           REPRESENTATIONS AND WARRANTIES                    Page 12
ARTICLE 8           LIABILITIES, INDEMNITIES AND INSURANCE            Page 14

ARTICLE 9           CONFIDENTIALITY                                   Page 18
ARTICLE 10          FORCE MAJEURE                                     Page 20
ARTICLE 11          TERM                                              Page 20
ARTICLE 12          TERMINATION                                       Page 21
ARTICLE 13          MISCELLANEOUS                                     Page 22
ARTICLE 14          APPENDICES                                        Page 25
ARTICLE 15          LAW TO GOVERN AND ARBITRATION                     Page 25
ARTICLE 16          ENTIRETY OF AGREEMENT AND SEVERABILITY            Page 17

FIRST APPENDIX      PRODUCTS                                          Page 28
SECOND APPENDIX     PRICE                                             Page 29

THIS AGREEMENT (hereinafter called "Agreement") is effective as of this 6th day of April 2001 (hereinafter called "Effective Date"), between HELSINN BIREX PHARMACEUTICALS LTD, a corporation organized and existing under the law of the Republic of Ireland and having its registered office at Damastown, Mulhuddart, Dublin 15, Republic of Ireland (hereinafter called "HBP") of the one part, and MGI PHARMA, INC., a corporation organized and existing under the law of the state of Minnesota, United States of America and having its registered office at 6300 West Old Shakopee Road, Suite 110, Bloomington, MN 55438-2318, USA (hereinafter called "MGI"), of the other part.


RECITALS


a. MGI carries on business as a pharmaceutical company and, in particular for the purpose of this Agreement, has entered into a License Agreement (as hereinafter defined) with Helsinn Healthcare SA, Via Pian Scairolo, 6912, Pazzallo, Switzerland (hereinafter called "HHC") by means of which MGI has been licensed with the right to distribute, promote, market and sell the Products (as hereinafter defined) in the Territory and has undertaken to purchase the Products exclusively from a source indicated or approved in writing by HHC.

b. HBP carries on business as a pharmaceutical manufacturer and trader and, in particular for the purpose of this Agreement, represents that it has been duly appointed by HHC as the supplier of the Products to MGI for the purpose of the sale of said Products by MGI.

c. The Parties agree that this preamble constitutes an integral part of this Agreement and all capitalized terms used in this preamble shall have the meaning as defined in Article 1 hereafter.


NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions herein contained, the Parties hereby agree as follows:

ARTICLE 1 -  DEFINITIONS

The following terms as used in this Agreement have, unless the context clearly indicates otherwise, the following meanings:

1.1 "Accounting Period" means the quarters ending 31st March, 30th June, 30th September and 31st December in each year throughout the term of this Agreement.

1.2 "Affiliate" means an organization that, whether now or in the future, controls, is controlled by or is under common control with a Party. For the purposes of this definition, the terms "controls," "controlled by," and "under common control with" as used with respect to any Party, means the possession (directly or indirectly) of fifty percent or more of the voting stock or other equity interest of a subject entity with the power to vote, or the power in fact to control the management decisions of such entity through the ownership of securities, by contract or otherwise.

1.3    "Compound" means the active pharmaceutical ingredient
       (3aS-2-[(S)-1-Azabicyclo[2.2.2]oct-3-yl]-2,3,3a,4,5,6-hexahydro-1-oxo-1H-
       benz[de]isoquinoline hydrochloride, having the generic name palonosetron hydrochloride (INN) for use in human medicine.

1.4 "FDA" means the U.S. Food and Drug Administration or any successor agency.

1.5 "License Agreement" means the license agreement entered into between MGI and HHC on April 6th, 2001 granting MGI the exclusive right to distribute, market and sell the Products in the Territory.

1.6 "Net Sale Price" means the gross sale price in local currencies of the Products in the Territory by MGI and/or its Affiliates, including any local Affiliate in Canada, for arm's lenghth sales to any non-Affiliated third party less those normal and customary deductions made under Generally Accepted Accounting Principles to arrive at Product sales. ***



------------------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

1.7 "Net Sales" means the gross sales in local currencies of all Products sold in the Territory by MGI and/or its Affiliates, including any local Affiliate in Canada, for arm's lenghth sales to any non-Affiliated third party less those normal and customary deductions made under Generally Accepted Accounting Principles to arrive at Product sales. ***

















------------------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

1.8 "Parties" means HBP and MGI and "Party" means either of them as the context indicates.

1.9 "Products" means the pharmaceutical preparations for human use in I.V. dosage form, containing the Compound as an active ingredient, in the formulation which will be described in the Registration. The current formulation as submitted to the Food and Drug Administration of the United States of America in the IND 39,797 Amendment # 64 and to the Therapeutic Products Programme of Canada in the IND 9427-H0836-21C is described in the First Appendix hereto.

1.10 "Registration" means any official approval, or authorization by the competent regulatory authorities, which is legally required to lawfully market the Products in the Territory, including, without limitation, any governmental price approval or reimbursement approved under a national health insurance system.

1.11 "Syntex Agreement" means a license agreement between HHC and Syntex (U.S.A.) LLC dated 23rd June 1998 by means of which HHC in-licensed world-wide rights on the Compound and Products.

1.12 "Territory" means the United States of America and its possessions and territories (Puerto Rico, United States Virgin Islands), and Canada and its provinces, possessions and territories.


ARTICLE 2 - PURCHASE OF PRODUCTS

2.1 Throughout the term of this Agreement, and subject to the terms and conditions contained herein, MGI undertakes to purchase exclusively from HBP, and HBP undertakes to sell to MGI, MGI's entire requirements of the Products to be distributed, promoted, marketed and sold by MGI or MGI's Affiliates under the License Agreement.

2.2 MGI shall not use the Products for any other purpose than distributing, promoting, marketing and selling said Products in accordance with the terms and conditions of the License Agreement.

ARTICLE 3 - PRICE AND TERMS OF PAYMENT

3.1 The price of the Products purchased by MGI hereunder is as set forth in the Second Appendix hereto. ***

3.2 Any payment by MGI for the delivered Products shall be effected by wire transfer of immediately available funds to an account designated in writing by HBP in United States Dollars within 30 (thirty) days from the date of receipt of the invoice (which shall be deemed to have been received on the date following the date of delivery to MGI by telefax) and be deemed paid when freely received. MGI shall bear all costs in connection with effecting payments.

3.3 MGI shall in no case be entitled to off set or otherwise withhold any payment due to HBP in view of possible, justified or unjustified, claims against HBP.

3.4    ***


ARTICLE 4 - FORECASTS, ORDERS AND TERMS OF DELIVERY

4.1 MGI shall, prior to September 30th in each year throughout the term of this Agreement, supply HBP in writing with a purchase forecast for the Products for each Accounting Period of the following calendar year. Any such forecast shall be deemed to be a binding order by MGI for the first Accounting Period








------------------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

       of such year. Moreover MGI shall issue its firm orders relevant to the three following Accounting Periods at least 90 (ninety) days in advance of the requested delivery date and, at each time, it shall supply HBP with its purchase forecast relevant to a further calendar year so as to maintain at all times a rolling twelve-month purchase forecast and shall promptly notify HBP of any projected changes thereto.

4.2 The Products will be supplied to MGI only against MGI's written order and all orders shall be subject to written acceptance and confirmation by HBP before becoming binding. Such acceptance and confirmation may be by facsimile or otherwise. Each order by MGI shall be for a minimum quantity corresponding to the size of one production batch of Products, as shall be indicated in due time by HBP, or multiples thereof.

       HBP shall use commercially reasonable efforts to execute all orders received and accepted pursuant to this Article within 90 (ninety) days from the date of receipt of the relevant order by HBP. MGI's firm orders shall be at least *** and not more than *** of its forecast of Products for the applicable Accounting Period as per Article 4.1 hereabove. HBP shall not be obliged to supply more than *** of MGI's initial forecast of Products within the applicable Accounting Period. However, in the event that, in any Accounting Period, MGI's orders are more than *** of the relevant forecasts, HBP agrees to use commercially reasonable efforts to supply MGI with amounts in excess of MGI's forecast of Product during said Accounting Period, on condition however that this shall not hamper, delay or otherwise prejudice supplies of Products to any other of HBP's customers. MGI shall keep throughout the term of this Agreement a stock of Products adequate to meet market demand and to cover possible shortages in the supplies of Products, such stock to approximately correspond at least to three-month average sales. In turn, HBP undertakes to keep throughout the term of this Agreement a stock of Products in semi-finished form (i.e. vials without final packaging) approximately corresponding to at least to two-month average sales.

4.3 Any purchase order or acknowledgement thereof, whether printed, stamped, typed or written, shall be governed by the terms and conditions of this Agreement and none of the provisions of such purchase order or acknowledgement thereof shall be applicable, except those specifying quantity


------------------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

       ordered, delivery dates and invoice information, and with respect to those specifications only to the extent that they are in compliance with the terms and conditions of this Agreement. To the extent there is any discrepancy between this Agreement and any purchase order or acknowledgement thereof, this Agreement will control.

4.4 All orders of Products shall be delivered DDU (Incoterms 2000) MGI's or MGI nominee's warehouse in the United States of America, unless otherwise agreed in writing by the Parties. MGI shall be solely responsible for all customs clearance of, and import/export regulations for, the Products and it shall bear and pay all taxes, duties, levies and other charges imposed by reason of its purchase, import and resale of the Products.

4.5 If, for any reason, HBP is unable to supply MGI's firm orders for the Products up to the forecasted level, or is unable to supply such quantities in a manner meeting the Specifications, during any ninety (90) day period, the Parties shall promptly meet to discuss the reasons for such failure to supply, and HBP shall thereafter designate a third party manufacturer to manufacture the Products. HBP shall provide to such third party manufacturer, appropriate manufacturing licenses and reasonable technical assistance to enable it to manufacture the Products, in a manner that minimizes disruption to MGI of Product supply.


ARTICLE 5 - QUALITY

5.1 HBP shall manufacture, or shall cause the Products to be manufactured, in accordance with applicable current Good Manufacturing Practice and with applicable specifications.

5.2 Each batch of Products shall be delivered to MGI accompanied by appropriate certificates of analysis, attesting the compliance of each relevant batch with the specifications for said Products as the same are contained in the Registration of the Products. MGI shall carry out appropriate visual inspection of the Products, as well as any other analysis which MGI may deem appropriate or necessary, upon receipt. Should it occur that any batch of Products does not meet said approved specifications, MGI shall, as soon as possible and in any case within 30 (thirty) days after receipt of the Products, give notice in writing to HBP specifying in detail the claimed non-conforming characteristics of the Products.

       In the absence of MGI's notification within the said term, MGI shall be deemed to have accepted such Products. Should HBP recognize that such Products delivered to MGI do not meet the approved specifications, and provided MGI demonstrates that the Products have been properly handled and stored after delivery, HBP shall replace, at its own cost, such Products. Such replacement shall be done, to the extent possible, in accordance with the timing reasonably agreed among the Parties which, in any event, shall be as soon as reasonably possible thereafter. It is understood and agreed that HBP's total responsibilities hereunder shall be limited to said replacement of Products. Should HBP not be in agreement with MGI's claim of defect, a sample of the alleged defective Products shall be submitted for analysis to an independent laboratory to be agreed in good faith between MGI and HBP in writing. The decision of such laboratory shall be final and binding for both MGI and HBP and the corresponding expenses will be paid by the Party found to be in error.

5.3 HBP shall at any time be free to determine the manufacturer and the place of manufacture of the Products, subject however to applicable laws and regulations and to compliance with the License Agreement. In no event shall MGI be entitled to manufacture any Products by virtue of this Agreement.

5.4 MGI shall store and distribute, and shall cause the Products to be stored and distributed, according to applicable current Good Manufacturing Practice or any other applicable laws and regulations. MGI shall permit HBP's representatives, during normal business hours and upon three business days advance notice in writing but not more than once a year or as otherwise reasonably requested by HBP, to inspect those areas of the warehouses of MGI, its Affiliates and its distributors where the Products are inspected, analyzed or stored, for the purpose of verifying compliance with applicable laws and regulations as well as with this Agreement. Such inspection shall include, without limitation, the right to examine any relevant internal procedures or records of MGI, its Affiliates and distributors. MGI shall give and shall cause its Affiliates and distributors to give, all necessary assistance for a full and correct carrying out of the inspection by HBP. No such inspection by HBP shall relieve MGI, its Affiliates and distributors of any of their obligations under this Agreement in any way whatsoever.

5.5 The Products shall be supplied by HBP or HBP's nominee to MGI in a secondary package inclusive of leaflet, ready for distribution. Artwork and all necessary films for printing packs, package inserts, leaflets and labels will be prepared and supplied by MGI, at its expenses, based upon indications, box design and measurements provided by HBP. Any change shall have to be communicated by MGI to HBP at least 6 (six) months in advance of its enforcement. The costs relevant to the change, including costs relevant to repackaging or disposal of Products in stock at HBP, (i) shall be entirely borne by MGI if the change has been requested by MGI, and (ii) shall be shared between the parties in case the change is required by any regulatory authority or is jointly deemed advisable by the Parties.

5.6 Events concerning Product recall, complaint, field alert or Product withdrawal relevant to the Products marketed by MGI in the Territory shall be governed by the procedures and rules established in the Licence Agreement.


ARTICLE 6 - RECORDS AND REPORTS

6.1 MGI shall submit to HBP at the end of each Accounting Period a written statement signed by a responsible officer of MGI which shall show the units of Products sold or otherwise disposed of by MGI, the gross sale price and the Net Sale Price of the Products and any change thereof, together with a detailed listing and appropriate evidence of any and all discounts granted for each client, wholesaler and/or distributor as necessary to permit to HBP to calculate and verify the supply price of the Products as per the Second Appendix hereto, the gross sales and the Net Sales for said Accounting Period and the existing stock of Products in MGI's, its Affiliates' and its distributors' warehouses. Throughout the term of this Agreement and for a period of at least 3 (three) years thereafter, MGI shall keep complete and accurate books, records and accounts in accordance with sound accounting practice covering all its operations hereunder as necessary to determine and verify the units of Products sold or otherwise disposed of by MGI, the Net Sale Price of the Products, the Net Sales for each Accounting Period, and any change thereof. HBP shall have the right, at any time throughout the term of this Agreement and for a period of three years thereafter, during normal business hours and upon at least three (3) business days advance notice, to have such books, records and accounts inspected and audited by its duly authorized representatives or, at HBP's discretion, by an independent certified public accountant to be nominated by HBP and reasonably acceptable to MGI. MGI shall fully co-operate with HBP, its authorized representatives or independent certified public accountant and make available all work papers and other information reasonably requested in connection herewith. In the event the inspection or audit reveals that an underpayment has occurred, MGI shall immediately pay to HBP any underpaid amount within 10 (ten) days of the date HBP delivers to MGI the relevant inspection or audit report. In case of an underpayment of at least five percent (5%) of the amounts owing during the audited period, MGI shall also bear all the costs of the inspection or audit and any overdue amounts hereunder shall bear interest at the prime rate applicable in Switzerland as of the date such payment was originally due.

6.2 Each of the Parties hereby agrees that any and all communications sent to or received from the other Party hereunder, including but not limited to those described at Article 13.2 hereunder, shall be immediately sent in copy by telefax to HHC.


ARTICLE 7 - REPRESENTATIONS AND WARRANTIES

7.1    HBP hereby represents and warrants to MGI as follows:

       7.1.1 HBP has been duly organized and is validly existing as a corporation in good standing under the laws of the Republic of Ireland. HBP has the corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement.
       7.1.2 The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, by HBP have been duly and validly authorized by all requisite corporate actions. This Agreement constitutes a legal, valid and binding agreement of HBP enforceable against HBP in accordance with its terms.
       7.1.3 The execution, delivery and performance by HBP of this Agreement requires no action by or in respect of, or consent or approval of, or filing with, any Governmental Authority.
       7.1.4. The execution, delivery and performance by HBP of the contemplated transactions do not and will not (A) contravene or conflict with the charter or bylaws of HBP, as applicable, (B) contravene or conflict with or constitute a violation of any provisions of any applicable law binding upon HBP, or (C) constitute a default in any material respect under or give rise to any right of termination, cancellation or acceleration of, any agreement or instrument to which HBP is a party, or to a loss of any material benefit to which HBP is entitled.
       7.1.5. There is no action, suit, investigation or proceeding pending against, or to the knowledge of HBP, threatened against or affecting, HBP before any court, arbitrator or any governmental authority, including but not limited to Regulatory Authorities, that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the contemplated transactions, and, to the knowledge of HBP, there is no reasonably valid basis for any such action, suit, investigation or proceeding to be brought.
       7.1.6 The persons executing this Agreement on behalf of HBP are duly authorized to do so and by so doing have bound HBP to the terms and conditions of this Agreement.
       7.1.7 HBP has been duly authorized and entrusted by HHC to supply the Products to MGI.

7.2    MGI hereby represents and warrants to HBP as follows:

       7.2.1 MGI is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as contemplated to be conducted in connection with the transactions contemplated by this Agreement (the "Contemplated Transactions"). MGI is duly qualified to do business as a foreign corporation in each jurisdiction where the character of the property owned or leased by it or the nature of its activities (after giving effect to the Contemplated Transactions) make such qualification necessary to carry on its business, except where the failure to so qualify would not have a material adverse effect on MGI.
       7.2.2 The execution, delivery and performance by MGI of this Agreement and the consummation by MGI of the Contemplated Transactions are within the corporate powers of MGI, and have been duly authorized by all necessary corporate action on the part of MGI. This Agreement constitutes a legal, valid and binding agreement of MGI, enforceable against MGI as applicable in accordance with its terms.
       7.2.3 The execution, delivery and performance by MGI of this Agreement requires no action by or in respect of, or consent or approval of, or filing with, any Governmental Authority, other than filings with the

              SEC in fulfillment of MGI's disclosure obligations under U.S. securities laws.
       7.2.4 The execution, delivery and performance by MGI of the Contemplated Transactions do not and will not (A) contravene or conflict with the charter or bylaws of MGI, as applicable, (B) contravene or conflict with or constitute a violation of any provisions of any Applicable Law binding upon MGI, or (C) constitute a default in any material respect under or give rise to any right of termination, cancellation or acceleration of, any agreement or instrument to which MGI is a party, or to a loss of any material benefit to which MGI is entitled.
       7.2.5 There is no action, suit, investigation or proceeding pending against, or to the knowledge of MGI, threatened against or affecting, MGI before any court, arbitrator or any governmental authority, including but not limited to regulatory authorities, that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Contemplated Transactions, and, to the knowledge of MGI, there is no reasonably valid basis for any such action, suit investigation or proceeding to be brought.
       7.2.3 The persons executing this Agreement on behalf of MGI are duly authorized to do so and by so doing have bound MGI to the terms and conditions of this Agreement.


ARTICLE 8 - LIABILITIES, INDEMNITIES AND INSURANCE

8.1 MGI shall be fully liable for and shall defend, indemnify and hold HBP and its Affiliates, officers, directors and employees wholly free and harmless from and against any and all liabilities, damages, losses, costs, taxes, expenses (including reasonable attorneys' fees and other expenses of litigation and arbitration), claims, demands, suits, penalties, judgements or administrative and judicial orders arising out of or resulting from any claim, suit or proceeding to the extent arising out of or resulting from (a) any failure by MGI, its local distributors or Affiliates to comply with any applicable laws, regulations and/or administrative decision regarding the Products; (b) the storage, distribution, sampling, record-keeping, analysis, transfer or sale of the Products; (c) the promotion, advertising and marketing of the Products;
       (d) the failure of any Products supplied hereunder to comply with the applicable approved specifications that (i) could have been detected by MGI carrying out visual inspection on the supplied Products with ordinary diligence or (ii) results from any Products which have been altered, changed, packed or re-packed, processed or otherwise treated other than in strict accordance with HBP's instructions and specifications; or (e) any negligent or wrongful act or omission and/or any breach by MGI or by any of its local distributors and/or Affiliates of any of MGI's obligations, representations and/or warranties hereunder.

8.2 HBP shall be liable for and shall defend, indemnify and hold MGI and its Affiliates, officers, directors and employees free and harmless from and against any and all liabilities, damages, losses, costs, expenses (including reasonable attorneys' fees and other expenses of litigation and arbitration), claims, demands, suits, penalties, judgments or administrative and judicial orders, arising out of or in any way resulting from any claim, suit or proceeding to the extent arising out of or resulting from (a) failure of any Products supplied hereunder to conform to the applicable approved specifications, excluding however any liabilities, losses, damages, costs, expenses claims, demands, suits, penalties, judgments or orders resulting from any such non-compliance that (i) could have been detected by MGI carrying out visual inspections on the supplied Products with ordinary diligence or (ii) results from any Products which have been altered, changed, packed or re-packed, processed or otherwise treated other than in strict accordance with HBP's instructions and specifications; or (b) any negligent or wrongful act or omission and/or breach by HBP of any of its obligations and/or warranties hereunder.

8.3 Being understood that each of the Parties hereto shall take all reasonable steps to avoid or mitigate any loss, damage or liability which might give rise to a claim under this Agreement, a Party seeking indemnification pursuant to this Article 8 (an "Indemnified Party") shall give prompt and full written notice to the Party from whom such indemnification is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any action, suit or proceeding in respect of which indemnity is or may be sought hereunder, provided however that no failure to give such notice or co-operation shall relieve the Indemnifying Party of any liability and/or obligation hereunder (except to the extent the Indemnifying Party has suffered actual prejudice thereby). Subject to any right of Syntex (U.S.A.) LLC under the Syntex Agreement, the Indemnifying Party shall have the sole right to control the defense and settlement thereof. The Indemnified Party will give the Indemnifying Party such information with respect thereto as the Indemnifying Party may reasonably request and will co-operate with the Indemnifying Party in the defense of said claim, suit or proceeding as the Indemnifying Party may reasonably request. The Indemnified Party shall not, except at its own cost, voluntarily make any payment or incur any expense with respect to any claim, suit or proceeding without the prior written consent of the Indemnifying Party. In addition, the Indemnifying Party shall be subrogated to the rights of the Indemnified Party against any third party, and such Indemnified Party hereby assigns to the Indemnifying Party all claims, causes of action and other rights which the Indemnified Party may then have against any third party, including Affiliates and, in the case of HBP, against any contract manufacturer of the Products, with respect to the claim, suit or proceeding which is the subject of the claim for indemnification hereunder. Conversely, and without in any way limiting the obligation of either Party to indemnify the other Party as herein provided, to the extent that either Party shall fail to perform its indemnification obligations under this Article 8, such Party owing a duty of indemnification hereby assigns to the other Party all claims, cause of action and other rights which the Party owing such duty may then have against any third party, including Affiliates and, in the case of HBP, against any contract manufacturer of the Products, with respect to the claim, suit or proceeding.

8.4 MGI shall be solely responsible towards its customers for handling all matters concerning the Products, subject to cooperation with HBP on any recall or other matters that may be injurious to HBP. MGI shall be responsible for any expired Products, whether stored by MGI and/or its local distributors or returned by wholesalers, pharmacists, doctors, hospitals to whom said Products have been sold. HBP shall (i) reimburse to MGI documented reasonable costs incurred by MGI with regard to the destruction of expired Products, up to a maximum quantity of *** of the units of Products sold by MGI in any calendar year and (ii) replace free of charge said expired Products, up to a maximum quantity of *** of the units of Products sold by MGI in any calendar year. Except as provided hereabove, MGI shall not be entitled to any replacement of Products nor to any compensation of any kind from HBP in connection herewith. MGI shall indemnify, defend and hold HBP and its Affiliates, directors, officers and employees wholly free and harmless from and against any and all liabilities, damages, losses, costs, expenses (including reasonable attorneys' fees and other expenses of litigation and arbitration), claims, demands, suits, penalties, judgments or administrative and judicial orders arising therefrom; except with respect to any recall or other regulatory action arising from any breach by HBP or its Affiliates of any warranty, representation or other material obligation contained in this Agreement or the negligence or willful misconduct. of HBP or its Affiliates.

------------------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

8.5 Each Party shall indemnify and hold the other Party wholly harmless from and against any and all liabilities, damages, losses, costs, expenses (including reasonable attorneys' fees and other expenses of litigation and arbitration), claims, demands, suits, penalties, judgments or administrative and judicial orders arising out of any behavior contrary or in excess to the provisions of Article 13.1 hereunder.

8.6 THE SOLE REPRESENTATIONS AND WARRANTIES THAT HBP MAKES WITH RESPECT TO THE MATTER CONTEMPLATED BY THIS AGREEMENT ARE EXPRESSLY SET FORTH IN
       ARTICLE 7.1. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HBP MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, OF MARKETABILITY, CAPACITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE PRODUCTS. NO ORAL OR WRITTEN REPRESENTATION BY OR ON BEHALF OF HBP SHALL BE INTERPRETED TO CONTAIN ANY SUCH WARRANTY. NEITHER MGI NOR ANY OF ITS EMPLOYEES OR REPRESENTATIVES IS AUTHORISED TO GIVE ANY WARRANTIES OR MAKE ANY REPRESENTATION ON BEHALF OF HBP.

8.7 THE SOLE REPRESENTATIONS AND WARRANTIES THAT MGI MAKES WITH RESPECT TO THE MATTER CONTEMPLATED BY THIS AGREEMENT ARE EXPRESSLY SET FORTH IN
       ARTICLE 7.2. AND MGI HEREBY DISCLAIMS ALL OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED. NO ORAL OR WRITTEN REPRESENTATION BY OR ON BEHALF OF MGI SHALL BE INTERPRETED TO CONTAIN ANY SUCH WARRANTY. NEITHER HBP NOR ANY OF ITS EMPLOYEES OR REPRESENTATIVES IS AUTHORISED TO GIVE ANY WARRANTIES OR MAKE ANY REPRESENTATION ON BEHALF OF MGI.

8.8 NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NEITHER OF THE PARTIES SHALL BE LIABLE TOWARDS THE OTHER FOR INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF PROFITS OR REVENUES, REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE OR NOT. THIS CLAUSE WILL HOWEVER NOT BE APPLICABLE IN CASE OF BREACH BY MGI OF THE PURCHASE OBLIGATIONS STATED AT
       ARTICLE 2 AND BREACH BY EITHER

       PARTY OF THE CONFIDENTIALITY AND NON-USE OBLIGATIONS STATED AT ARTICLE 9 OF THIS AGREEMENT.

8.9 Each Party agrees to procure and maintain in full force and effect during the term of this Agreement valid and collectible insurance policies in connection with its activities as contemplated herein. In particular, MGI at its own cost shall cause HBP to be added as additional named insured throughout the term of this Agreement on all policies of general commercial liability insurance and product liability insurance covering MGI, which coverage shall, when MGI either initiates clinical trials on the Products or begins marketing or distributing the Products for commercial sale or for promotional purposes, have limits of liability which are commercially reasonable in the Territory but shall be not less than USD *** per loss occurrence. Within 5 (five) days of the Effective Date and of each beginning of each policy period, MGI shall provide HBP with a certificate evidencing the coverage required hereby and the amount thereof. Such coverage shall be with a reputable insurance company having at least an A.M. Best "A" rating and shall have to be maintained for not less than 6 (six) years following expiration or termination of this Agreement for any reason or if such coverage is of the "claims made" type, for ten years following expiration or termination of this Agreement for any reason.


ARTICLE 9 - CONFIDENTIALITY

9.1 MGI shall treat as strictly confidential, and shall use solely for the purpose of and in accordance with this Agreement, any and all information, data and/or document received hereunder or in connection with the Contemplated Transaction not generally known to the trade (all hereinafter referred to as the "Confidential Information"). MGI shall not make such Confidential Information available to any third Party, including any of its Affiliates, except to competent government agencies to which it will be necessary to disclose such Information, and in this case (a) strictly to the extent requested by said agencies and (b) only upon exercise of its best efforts to cause said agencies to maintain confidentiality thereof.

9.2 Such Confidential Information shall only be made available to such employees of MGI who are directly and necessarily involved in the authorized use of Confidential Information and who are subject to a secrecy obligation by


------------------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

       contract, to the extent strictly necessary to perform their duties and obligations hereunder.

9.3 Notwithstanding expiration or termination of this Agreement for any reason, these confidentiality and non-use obligations shall continue until the Confidential Information has become generally known to the public, provided however that nothing contained herein shall in any way restrict or impair the right of MGI to use, disclose or otherwise deal with Information which MGI can demonstrate to HBP by clearly convincing documentation:

       9.3.1 is or hereafter becomes part of the public domain through no act or omission of MGI, its employees, Affiliates and/or local distributors, or

       9.3.2 MGI was in lawful possession of prior to receipt of the Confidential Information from HBP, or

       9.3.3 previously was, or at any time hereafter is, received in good faith by MGI from sources other than HBP and/or HHC and which did not originate, directly or indirectly, from Syntex, or

       9.3.4 at the time of disclosure, was known by MGI or an Affiliate or local distributor, or after disclosure was independently developed by MGI, an Affiliate or local distributor without use of the Confidential Information.

9.4 HBP shall keep strictly confidential, in the same way mutatis mutandis as provided here above for MGI in respect of Confidential Information, any MGI Confidential Information (as defined herein)received from MGI hereunder, except as otherwise specifically provided in this Agreement. As used herein, the term "Confidential Information" shall mean all information disclosed by MGI to HBP, relating to the markets, customers, suppliers, patents or patent applications, inventions, know-how, data or information, products, research and development, procedures, designs, formulas, business plans, financial projections, employees, consultants or any other similar aspects MGI's present or future business, whether such information is disclosed in written, oral, electronic, graphic or other format.

ARTICLE 10 - FORCE MAJEURE

10.1 Except as set forth in Section 4.5, if the performance of this Agreement is prevented or restricted by government action, war, fire, explosion, flood, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting Party, the Party so affected shall be released for the duration of the force majeure, or such other period agreed between the Parties as being reasonable in all circumstances, from its contractual obligations directly affected by the force majeure, provided that the Party concerned shall:

       10.1.1 give prompt notice in writing to the other Party of the cause of force majeure;

       10.1.2 use all best endeavors to avoid or remove such cause of non-performance;

       10.1.3 continue the full performance of this Agreement as soon as such cause is removed.

10.2 The Parties shall take all reasonable steps to minimize the effects of force majeure on the performance of this Agreement and shall, if necessary, agree on appropriate measures to be taken. Should the force majeure continue for more than 6 (six) months, then the other Party shall have the right to terminate this Agreement forthwith.

10.3 Notwithstanding anything contained in this Article 10, obligations to pay money accruing prior to the force majeure event are never excused by force majeure.


ARTICLE 11 - TERM

11.1 This Agreement comes into force at the Effective Date hereof. Unless terminated earlier pursuant to the provisions hereof, it shall terminate automatically at termination or expiration for any reason of the License Agreement.

ARTICLE 12 - TERMINATION

12.1 Each of the Parties reserves the right to terminate this Agreement in case of any substantial or persistent breach of any of the terms and conditions of this Agreement by the other Party. The defaulting Party shall be given in writing a 60 (sixty)-day period, except as otherwise specifically provided, to fulfill its obligations hereunder and, if after such period it is still in breach of the Agreement, the other Party shall have the right to terminate this Agreement by written notice to the defaulting Party. In the event of a breach by MGI of any of the terms and conditions of this Agreement entitling HBP to terminate this Agreement under this Article 12.1, HBP shall immediately and fully inform HHC in writing for appropriate actions by HHC. In particular, MGI hereby acknowledges and agrees that termination of this Agreement by HBP pursuant to this Article 12.1 shall entitle HHC to terminate the License Agreement.

12.2 Either Party shall have the right to terminate this Agreement upon written notice to the other Party, if such other Party shall become insolvent or shall make an assignment for the benefit of creditors or become involved in receivership, bankruptcy or other insolvency or debtor relief proceedings, or any similar proceedings, or in proceedings, voluntary or forced, whereby the Party involved is limited in the free and unrestrained exercise of its own judgment as to the carrying out of the terms of this Agreement.

12.3 HBP shall have the right to terminate this Agreement by written notice to MGI if MGI infringes the confidentiality and/or non-use obligations provided for in Article 9 hereabove. MGI shall have the right to terminate this agreement by written notice to HBP if HBP breaches the confidentiality and/or non-use obligations provided for in Article 9.4 hereabove.

12.4 Without limiting the generality of the foregoing, termination or expiration of this Agreement for any reason shall not extinguish any existing claims either of the Parties may have for indemnification and shall not preclude either of the Parties from pursuing any claim for indemnification such Party otherwise may have to the extent that the circumstances giving rise to such claim arose prior to, on or after the date of termination or expiration.

12.5 Upon expiration or termination of this Agreement for any reason, MGI shall promptly terminate using any and all information and data received hereunder and return or deliver all such materials to HBP without retaining copies, notes, summaries or translations thereof.

12.6 Unless otherwise set forth herein, the Parties' remedies under this Agreement are intended to be cumulative and not mutually exclusive.


ARTICLE 13 - MISCELLANEOUS

13.1   Independent contractor status
       The status of HBP and MGI under the business arrangement established by this Agreement is that of independent contractors. MGI shall perform as an independent contractor in relation to both HBP and MGI's customers and, accordingly, MGI shall purchase the Products from HBP or HBP's nominee and resell them to its customers in its own name and for its own account. MGI has no authority whatsoever to act as an agent or representative of HBP nor any authority or power to contract in the name of or create any liability against or otherwise bind HBP in any way for any purpose, nor shall HBP have such authority or power to so bind MGI.

13.2   Notices
       All reports, notices and communications given or made pursuant to this Agreement by one Party to the other shall be validly given or made for all purposes, in the absence of acknowledgement of receipt, on the date of mailing if mailed by registered airmail or by international courier to the addressee Party at the following addresses, respectively:

       HELSINN BIREX PHARMACEUTICALS LTD.
       Damastown
       Mulhuddart
       Dublin 15
       Republic of Ireland
       For the attention of: General Manager

       With copy to:
       HELSINN HEALTHCARE SA
       P.O. BOX 357
       6915 Pambio-Noranco
       SWITZERLAND
       For the attention of Legal Department

       MGI PHARMA INC.
       6300 West Old Shakopee Road
       Suite 110
       Bloomington
       MN 55438-2318, USA
       For the attention of:  Manager, Legal Affairs

       With copy to:
       Dorsey & Whitney LLP
       220 South Sixth Street
       Minneapolis, MN  55402
       For the attention of:  Timothy S. Hearn


13.3   Binding Effect
       Subject to the provisions of article 13.6 herein, this Agreement shall inure to the benefit of, and be binding upon, the respective successors of the Parties.

13.4   Waiver
       The failure of a Party to insist upon strict performance of any of the terms and conditions of this Agreement by the other Party shall not constitute a waiver of any of the provisions hereof and no waiver by a Party of any of said terms and conditions shall be deemed to have been made unless expressed in writing and signed by such waiving Party.

13.5   Interpretation

       13.5.1 The language of this Agreement is English. No translation into any other language shall be taken into account in the interpretation of the Agreement itself.

       13.5.2 The headings in this Agreement are inserted for convenience only and shall not affect its construction.

       13.5.3 Where appropriate, the terms defined in Article 1 hereabove and denoting a singular number only shall include the plural and vice versa.

       13.5.4 References to any law, regulation, statute or statutory provision includes a reference to the law, regulation, statute or statutory provision as from time to time amended, extended or re-enacted.

13.6   Assignment
       This Agreement cannot be transferred, sublicensed, assigned or otherwise disposed of (by operation of law or otherwise) by MGI without the prior, written authorization of HBP, which authorization shall not be unreasonably withheld, provided however that MGI shall be entitled to assign this Agreement in conjunction with the assignment of the License Agreement in accordance with the terms and conditions thereof. HBP shall have the right to assign or transfer, in whole or in part, this Agreement to any of its Affiliates.

13.7   Statements to the Public
       Neither HBP nor MGI shall make or procure or permit the making of any announcement or statement to the public with respect to this Agreement, its subject matter or any ancillary matter without the prior consent of the other Party, which consent shall not be unreasonably withheld. The wording and the timing of any press release or of any other announcement and/or statement to the public shall have to be agreed upon in advance between the Parties.

       Nothing herein shall prohibit MGI from disclosing information to the extent required by the U.S. Securities and Exchange Commission, Nasdaq or other similar authorities. It is however understood and agreed that (a) the contents of any copy of this Agreement, or of any other agreement between the Parties, which has to be sent to the SEC shall have to be previously agreed upon between the Parties and shall be in redacted form to maintain the confidentiality of proprietary and/or competitivity sensitive information, and (b) MGI shall use its best efforts to obtain authorization by the SEC to keep confidential any information which is deemed to be confidential by the Parties or any of them or which may, in either Party's opinion, put a competitive advantage to third parties.

13.8   Expenses
       Unless specifically and expressly provided for to the contrary in this Agreement, each of the Parties shall bear its own expenses incurred in connection with the performance of this Agreement.

13.9   Survival
       The following provisions shall survive expiration or termination of this Agreement for any reason: Articles 1 (whole clause), 6 (whole clause), 8 (whole clause), 9 (whole clause), 12.4 through 12.6, 13 (whole clause), 15 (whole clause) and 16 (whole clause).

ARTICLE 14 - APPENDICES

14.1   The following Appendices shall be an integral part of this Agreement:

       Appendix 1: Products
       Appendix 2: Price


ARTICLE 15 - LAW TO GOVERN AND ARBITRATION

15.1 This Agreement shall be governed by and construed in accordance with the law of Switzerland.

15.2 It is the express decision of the Parties that any dispute which may arise between the Parties concerning this Agreement, which cannot be settled amicably, shall be submitted to arbitration for final decision. Also, any dispute as to the applicability of the arbitration clause shall be subject to arbitration. Notwithstanding the above, each Party expressly reserves the right to seek judicial relief from a court of competent jurisdiction if the other Party is or appears to be in violation of such other Party's obligations of non-use and non-disclosure under Article 9 above, including, without limitation, any injunction or other preliminary relief.

15.3 It is expressly agreed that arbitration shall be held in English language in Geneva (Switzerland) and conducted under the Rules of Arbitration of the International Chamber of Commerce. The court of arbitration shall consist of three arbitrators. Each Party is entitled to nominate one arbitrator. If, within one month after receipt of the request for arbitration filed by one Party, the other has not yet appointed an arbitrator, such arbitrator shall be appointed by the International Court of Arbitration of the International Chamber of Commerce on request of the first Party. The two arbitrators shall nominate the president of the court of arbitration, who shall be a lawyer qualified to practice and currently practicing as an attorney-at-law or as a judge. If they cannot come to terms within one month, the president of the court of arbitration shall be nominated by the International Court of Arbitration of the International Chamber of Commerce, on request of the more diligent Party.

15.4 If one of the arbitrators is unable to fulfil his/her duties for any reason the Party having nominated him/her shall nominate another arbitrator within one month, otherwise this arbitrator will be nominated by the International Court of Arbitration of the International Chamber of Commerce.

15.5 If the arbitrators or the president have to be replaced, the proceedings do not have to be started anew and will continue at the point where they were stopped.

15.6 The court of arbitration is hereby expressly instructed to act with most diligence and to keep any term as short as possible and to render the decision as soon as possible.

15.7 The Parties hereby stipulate that any arbitration hereunder shall be subject to the following rules: (a) the arbitrators may not award or assess punitive damages against either Party; and (b) each Party shall bear its own costs and expenses of the arbitration and one-half (1/2) of the fees and costs of the arbitrators, subject to the power of the arbitrators, in their sole discretion, to award all such reasonable costs, expenses and fees to the prevailing Party.

15.8 The Parties agree that the arbitrator's award shall be the sole and exclusive remedy between them regarding any claims, counter-claims, issues or accountings presented or pled to the arbitrator and that any costs, fees or taxes incident to enforcing the award shall be, to the maximum extent permitted by law, charged against the Party resisting such enforcement.

15.9 Notwithstanding the foregoing, any Party may bring a case of action against the other Party before any court of competent jurisdiction at the domicile of the defendant Party, if and to extent that any arbitral award rendered in the arbitration proceedings is unenforceable.

15.10 Subject to the provisions of Article 15.9, in the event that an award is rendered pursuant to this Article 15 by an arbitrator in favor of HBP, the Parties acknowledge and agree that such award shall be enforceable by HBP, and MGI hereby consents to the exclusive jurisdiction for purposes of enforcement of any such award against MGI to the United States District Court for the District of Delaware, or, if jurisdiction or venue cannot be laid therein, the jurisdiction of any courts in the State of Delaware. Each of the Parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) for the purposes set forth above.

ARTICLE 16 - ENTIRETY OF AGREEMENT AND SEVERABILITY

16.1 This Agreement supersedes all prior agreements and understandings, whether oral or written, made by either Party or between the Parties and constitutes the entire Agreement of the Parties with regard to the subject matter hereof. The Parties however acknowledge and understand that (a) the existence and validity of this Agreement depend upon and are conditional upon the existence and validity of the License Agreement and
       (b) in case of any discrepancy between the License Agreement and this Agreement, this Agreement shall be construed in a manner consistent with the License Agreement. This Agreement shall not be considered extended, cancelled or amended in any respect unless done so in writing and signed on behalf of the Parties hereto.

16.2 The Parties hereby expressly state that it is the intention of neither Party to violate any rule, law and regulations. If any provision of this Agreement is rendered invalid or unenforceable, the Parties agree to renegotiate such provision in good faith and to replace it with valid and enforceable provisions in such a way as to reflect as nearly as possible the intent and purpose of the original provision.


IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in duplicate by their duly authorized officers.


For and on behalf of                              For and on behalf of
HELSINN BIREX PHARMACEUTICALS Ltd                 MGI PHARMA, INC.


  /s/  Riccardo Braglia                             /s/  Charles N. Blitzer
--------------------------                        --------------------------
Riccardo Braglia                                  Charles N. Blitzer
Proxy                                             President and Chief Executive
                                                  Officer



  /s/  Enrico Braglia                               /s/  Leon O. Moulder, Jr.
--------------------------                        --------------------------
Enrico Braglia                                    Leon O. Moulder, Jr.
Proxy                                             Executive Vice President